UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2005

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation or organization)

Commission File Number: 0-7597

IRS Employer Identification Number: 04-2502514

15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or By-Laws

Effective as of March 24, 2005, the Board of Directors of the registrant amended and restated in its entirety Article XXII of the registrant’s Bylaws so as to authorize uncertificated shares, with a view toward making the registrant’s securities eligible for participation in the Direct Registration System of The Depository Trust Company.  The full text of the registrant’s amended and restated Bylaws are furnished as Exhibit 3 hereto.

Set forth below is the new version of amended and restated Article XXII of the registrant’s Bylaws reflecting the changes from the prior version of Article XXII:

Article XXII - Share Certificates and Uncertificated Shares

1.                                       Share Certificates.  If shares are represented by certificates, each share certificate shall conform with the applicable requirements of the Massachusetts Business Corporation Act as then in effect (the “MBCA”).

2.                                       Uncertificated Shares.  The Board of Directors may authorize the issuance of some or all of the shares of any or all of the Corporation’s classes or series without certificates in conformity with the applicable requirements of the MBCA.  The authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation.

Set forth below is the prior version of Article XXII of the registrant’s Bylaws:

Article XXII – Certificates of Stock

Each stockholder shall be entitled to a certificate of the capital stock of the corporation owned by him, in such form as shall, in conformity to law, be prescribed from time to time by the Board of Directors.  Such certificate shall be signed by the President or a Vice President and either the Treasurer or an Assistant Treasurer and may, but need not be, sealed with the corporate seal, but when any such certificate is signed by a transfer agent, or by a registrar, other than a Director, officer or employee of the corporation, the signature of the President or a Vice President or of the Treasurer or an Assistant Treasurer of the corporation, or either or both such signatures and such seal, upon such certificate may be facsimile.  In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue.

Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the Bylaws or any agreement to which the corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge.  Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits.

3                                          Bylaws of Courier Corporation, amended and restated as of March 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

	By	: /s/ Robert P. Story, Jr.
Robert P. Story, Jr.
Senior Vice President and
Chief Financial Officer

Date: March 25, 2005

EXHIBIT INDEX

Exhibit No.	Description

3	Bylaws of Courier Corporation, amended and restated as of March 24, 2005.